Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions
15.	Related party transactions

Certain executives of APUC are shareholders of Algonquin Power Management Inc. (“APMI”), the former manager of APCo. A member of the Board of Directors of APUC is an executive at Emera.

APUC has leased its head office facilities since 2001 from an entity owned by the shareholders of APMI on a triple net basis. Base lease costs for year ended December 31, 2011 were $327 (2010 - $327).

APUC utilizes chartered aircraft, including the use of an aircraft owned by an affiliate of APMI, Algonquin Airlink Inc. In 2004, APUC entered into an agreement and remitted $1,300 to the affiliate as an advance against expense reimbursements (including engine utilization reserves) for APUC’s business use of the aircraft. Under the terms of this arrangement, APUC has priority access to make use of the aircraft for a specified number of hours at a cost equal solely to the third party direct operating costs incurred when flying the aircraft. During the year, APUC incurred costs in connection with the use of the aircraft of $453 (2010 - $430) and amortization expense related to the advance against expense reimbursements of $274 (2010 - $112). At December 31, 2011, the remaining amount of the advance was $279 (2010 - $554) and is recorded in other assets.

Affiliates of APMI hold 60% of the outstanding Class B limited partnership units issued by the St. Leon Wind Energy LP (“St. Leon LP”), a subsidiary of APUC and the legal owner of the St. Leon facility. The holders of the Class B Units are entitled to 2.5% of the income allocations and cash distributions from St. Leon LP for a 5 year period commencing June 17, 2008, increasing by 2.5% every 5 years to a maximum of 10% by year 15. In any particular period, cash distributions to the holders of the Class B Units are only to be made after distributions have been made to the other partners, in an aggregate amount, equal to the debt service on the outstanding debt in respect of such period. The related holders of the Class B units received cash distributions of $314 for the year ended December 31, 2011 (2010 - $266). APUC and the Class B holders have executed an agreement which outlines the relationship of the parties in relation to the St. Leon II expansion of the St Leon facility (“Expansion Agreement”). The terms of the Expansion Agreement allow APUC to expand the St Leon project on a “no-net-harm-basis” to the Class B holders and provide APUC with the full economic benefit of such expansion.

APMI is one of the two original developers of Red Lily I (note 5(b)) and both developers are entitled to a royalty fee based on a percentage of operating revenue and a development fee from the equity owner of Red Lily I. The royalty fee is initially equal to 0.75% of gross energy revenue, increasing every five years up to 2% after twenty-five years. During the year, APUC acquired APMI’s interest in this royalty for an amount of $600. This amount has been recorded as a purchase of intangible assets and the amount owing to APMI is included in accrued liabilities at December 31, 2011.

Staff managed by APUC have historically operated an additional three hydroelectric generating facilities not owned by APUC where Senior Executives hold an equity interest. Effective January 1, 2011, management of these facilities is now being undertaken by Algonquin Power Systems Inc. (“APS”) which is an entity where Senior Executives hold equity interests. APUC and APS agreed to provide some transition services to each other until December 31, 2011. Costs for providing such transition services are intended to be on a cost recovery basis with no mark-up.

As at December 31, 2011, included in amounts due from related parties is $663 (2010 - $718) owed to APUC from APMI and included in amounts due to related parties is $1,795 (2010 - $901) owed to APMI. These amounts arise from the transactions described above.

A contract with a subsidiary of Emera to purchase energy on Independent System Operator New England (“ISO NE”) and provide scheduling services on ISO NE was included as part of the acquisition of the Energy Services Business associated with the Tinker Acquisition. The contract expired March 31, 2010 and was not renewed. As a result of this contract, during 2010 a subsidiary of Emera provided services to and purchased energy on ISO NE on behalf of the Energy Services Business. In this capacity, APUC paid a subsidiary of Emera an amount of $0 (2010 - $1,368) which was included as an operating expense on the consolidated statement of operations.

In 2010, APUC entered into a one year contract with a subsidiary of Emera to provide lead market participant services for fuel capacity and forward reserve markets in ISO NE for the Windsor Locks facility. During 2011 APUC paid U.S. $260 (2010 - $196) in relation to this contract. In the same period, APUC provided a corporate guarantee to a subsidiary of Emera in an amount of U.S. $1,000 in conjunction with this contract.

On December 21, 2010, a subsidiary of Emera acquired Maine & Maritimes Corporation, the parent company of Maine Public Service Company (“MPS”). For 2011, the Energy Services Business sold electricity amounting to $6,564 (2010 - $0). In the same period, APUC provided a corporate guarantee to MPS in an amount of U.S. $3,000 and a letter of credit in an amount of U.S $100, primarily in conjunction with a three year contract to provide standard offer service to commercial and industrial customers in Northern Maine.

As of December 31, 2011, included in amounts due from related parties is $1,612 (2010 - $0) owed from Emera related to the unpaid contribution of their share of Liberty Energy (California) costs.

Long Sault is a hydroelectric generating facility in which APUC acquired its interest in the facility by way of subscribing to two notes from the original developers. An affiliate of APMI is one of the original partners in the facility and is entitled to receive 5% of the after tax equity cash flows commencing in 2014.

The above related party transactions have been recorded at the exchange amounts agreed to by the parties to the transactions.

Subsequent to December 31, 2011, APUC and the Parties reached an Agreement to resolve a number of the historic joint business associations between APUC and the Parties. The transaction is subject to finalization of definitive agreements which are expected to be completed in the second quarter of 2012.

Under this term sheet, it is proposed that APUC will exchange its 45% interest in the 4MW Rattlebrook hydroelectric facility (including a $0.5 million positive working capital adjustment) in return for the Parties’ residual partnership interest in the Long Sault Rapids hydroelectric facility and the equity interest in the Brampton cogeneration plant. The agreement also terminates outstanding fees potentially owing to APMI in respect of the following: the historic transactions including Sanger repowering project, the acquisition of the Clean Power Income Fund and the development of the Red Lily I wind project. The Company is currently evaluating the impact the settlement will have on the consolidated financial statements.